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                                                                   EXHIBIT 10.14


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                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
                            CROSSROADS SYSTEMS, INC.

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                                TABLE OF CONTENTS

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
1   ACCOUNTING AND OTHER TERMS......................................................4

2   LOAN AND TERMS OF PAYMENT.......................................................4
    2.1      Credit Extensions......................................................4
    2.2      Overadvances...........................................................6
    2.3      Interest Rate, Payments................................................6
    2.4      Fees...................................................................7

3   CONDITIONS OF LOANS.............................................................7
    3.1      Conditions Precedent to Initial Credit Extension.......................7
    3.2      Conditions Precedent to all Credit Extensions..........................7

4   CREATION OF SECURITY INTEREST...................................................7
    4.1      Grant of Security Interest.............................................7

5   REPRESENTATIONS AND WARRANTIES..................................................7
    5.1      Due Organization and Authorization.....................................7
    5.2      Collateral.............................................................8
    5.3      Litigation.............................................................8
    5.4      No Material Adverse Change in Financial Statements.....................8
    5.5      Solvency...............................................................8
    5.6      Regulatory Compliance..................................................8
    5.7      Subsidiaries...........................................................8
    5.8      Full Disclosure........................................................8

6   AFFIRMATIVE COVENANTS...........................................................9
    6.1      Government Compliance..................................................9
    6.2      Financial Statements, Reports, Certificates............................9
    6.3      Inventory; Returns.....................................................9
    6.4      Taxes..................................................................9
    6.5      Insurance.............................................................10
    6.6      Primary Accounts......................................................10
    6.7      Financial Covenants...................................................10
    6.8      Further Assurances....................................................10

7   NEGATIVE COVENANTS.............................................................10
    7.1      Dispositions..........................................................10
    7.2      Changes in Business, Ownership, Management or Business Locations......11
    7.3      Mergers or Acquisitions...............................................11
    7.4      Indebtedness..........................................................11
    7.5      Encumbrance...........................................................11
    7.6      Distributions; Investments............................................11
    7.7      Transactions with Affiliates..........................................11
    7.8      Subordinated Debt.....................................................11
    7.9      Compliance............................................................11

8   EVENTS OF DEFAULT..............................................................12
    8.1      Payment Default.......................................................12
    8.2      Covenant Default......................................................12
    8.3      Material Adverse Change...............................................12
    8.4      Attachment............................................................12


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
    8.5      Insolvency............................................................12
    8.6      Other Agreements......................................................12
    8.7      Judgments.............................................................13
    8.8      Misrepresentations....................................................13

9   BANK'S RIGHTS AND REMEDIES.....................................................13
    9.1      Rights and Remedies...................................................13
    9.2      Power of Attorney.....................................................13
    9.3      Accounts Collection...................................................14
    9.4      Bank Expenses.........................................................14
    9.5      Bank's Liability for Collateral.......................................14
    9.6      Remedies Cumulative...................................................14
    9.7      Demand Waiver.........................................................14

10  NOTICES........................................................................14

11  CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER....................................14

12  GENERAL PROVISIONS.............................................................15
    12.1     Successors and Assigns................................................15
    12.2     Indemnification.......................................................15
    12.3     Time of Essence.......................................................15
    12.4     Severability of Provision.............................................15
    12.5     Amendments in Writing, Integration....................................15
    12.6     Counterparts..........................................................15
    12.7     Survival..............................................................15
    12.8     Confidentiality.......................................................15
    12.9     Effect of Amendment and Restatement...................................16
    12.10    Attorneys' Fees, Costs and Expenses...................................16

13  DEFINITIONS....................................................................16
    13.1     Definitions...........................................................16


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         THIS AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT dated August 17,
1999, between SILICON VALLEY BANK ("Bank"), whose address is 3003 Tasman Drive, Santa Clara, California 95054 with a loan production office located at 9020 Capital of Texas Hwy. North, Arboretum Plaza One, Ste. 350, Austin, Texas 78759 and CROSSROADS SYSTEMS, INC. ("Borrower"), whose address is 9390 Research Blvd., Suite II-300, Austin, Texas 78759.

                                    RECITALS

         A. Bank and Borrower are parties to that certain Promissory Note dated December 11, 1998, Promissory Note dated December 23, 1997, Promissory Note dated December 23, 1997, Promissory Note dated December 23, 1997, Promissory Note dated December 23, 1997 and a Business Loan Agreement dated December 23, 1997, as amended (collectively, the "Original Agreement").

         B. Borrower and Bank desire in this Agreement to set forth their agreement with respect to a working capital, equipment line and term loan and to amend and restate in its entirety without novation the Original Agreement in accordance with the provisions herein.

                                    AGREEMENT

         The parties agree as follows:

1        ACCOUNTING AND OTHER TERMS

         Accounting terms not defined in this Agreement will be construed following GAAP. Calculations and determinations must be made following GAAP. The term "financial statements" includes the notes and schedules. The terms "including" and "includes" always mean "including (or includes) without limitation," in this or any Loan Document. THIS AGREEMENT SHALL BE CONSTRUED TO IMPART UPON BANK A DUTY TO ACT REASONABLY AT ALL TIMES.

2        LOAN AND TERMS OF PAYMENT

2.1      CREDIT EXTENSIONS.

         Borrower will pay Bank the unpaid principal amount of all Credit Extensions and interest on the unpaid principal amount of the Credit Extensions.

2.1.1    REVOLVING ADVANCES.

         (a) Bank will make Advances not exceeding (i) the lesser of (A) the Committed Revolving Line minus the Cash Management Services Sublimit or (B) the Borrowing Base, minus (ii) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit). Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement.

         (b) To obtain an Advance, Borrower must notify Bank by facsimile or telephone by 3:00 p.m. Pacific time on the Business Day the Advance is to be made. Borrower must promptly confirm the notification by delivering to Bank the Payment/Advance Form attached as Exhibit B. Bank will credit Advances to Borrower's deposit account. Bank may make Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee. Borrower will indemnify Bank for any loss Bank suffers due to such reliance.

         (c) The Committed Revolving Line terminates on the Revolving Maturity Date, when all Advances are immediately payable.


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2.1.2    LETTERS OF CREDIT.

         Bank will issue or have issued Letters of Credit for Borrower's account not exceeding (i) the lesser of the Committed Revolving Line or the Borrowing Base minus (ii) the outstanding principal balance of the Advances minus the Cash Management Sublimit; however, the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) may not exceed $500,000. Each Letter of Credit will have an expiry date of no later than 180 days after the Revolving Maturity Date, but Borrower's reimbursement obligation will be secured by cash on terms acceptable to Bank at any time after the Revolving Maturity Date if the term of this Agreement is not extended by Bank. Borrower agrees to execute any further documentation in connection with the Letters of Credit as Bank may reasonably request.

2.1.3    CASH MANAGEMENT SERVICES SUBLIMIT.

         Borrower may use up to $20,000 for Bank's Cash Management Services, which may include merchant services, direct deposit of payroll, business credit card, and check cashing services identified in various cash management services agreements related to such services (the "Cash Management Services"). All amounts Bank pays for any Cash Management Services will be treated as Advances under the Committed Revolving Line.

2.1.4    EQUIPMENT ADVANCES.

         (a) Through December 11, 1999 (the "Equipment Availability End Date"), Bank will make advances ("Equipment Advance" and, collectively, "Equipment Advances") not exceeding the Committed Equipment Line. The Equipment Advances may only be used to finance Equipment purchased on or after 120 days before the date of the subject Equipment Advance and may not exceed 100% of the equipment invoice excluding taxes, shipping, warranty charges, freight discounts and installation expense. The initial Equipment Advance shall pay off the current outstanding principal balance under the second draw period of the Promissory Note dated December 11, 1998 of the Original Agreement (Bank's note #1100066327), such balance being $330,194.15.

         (b) Interest accrues from the date of each Equipment Advance at the rate in Section 2.3(a) and is payable monthly until the Equipment Availability End Date occurs. Equipment Advances outstanding on the Equipment Availability End Date are payable in 36 equal monthly installments of principal, plus accrued interest, beginning on the 11th of each month following the Equipment Availability End Date and ending on December 11, 2002 (the "Equipment Maturity Date"). Equipment Advances when repaid may not be reborrowed.

         (c) To obtain an Equipment Advance, Borrower must notify Bank (the notice is irrevocable) by facsimile no later than 3:00 p.m. Pacific time 1 Business Day before the day on which the Equipment Advance is to be made. The notice in the form of Exhibit B (Payment/Advance Form) must be signed by a Responsible Officer or designee and include a copy of the invoice for the Equipment being financed.

2.1.5    TERM LOAN.

         (a) Bank will make a Term Loan available to Borrower for the purpose of amortizing all current Obligations under the Original Agreement (except for the Obligations under the Original Agreement which were paid by the initial Equipment Advance under Section 2.1.4 of this Agreement).

         (b) Borrower will pay 24 equal installments of principal plus Interest of $56,310.98 (the "Term Loan Payment"). Each Term Loan Payment is payable on the 17th of each month during the term of the loan. Borrower's final Term Loan Payment, due on August 17, 2001, includes all outstanding Term Loan principal and accrued interest.


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2.2      OVERADVANCES.

         If Borrower's Obligations under Section 2.1.1 and 2.1.2 exceed the lesser of either (i) the Committed Revolving Line minus the Cash Management Sublimit or (ii) the Borrowing Base, Borrower must immediately pay Bank the excess.

2.3      INTEREST RATE, PAYMENTS.

         (a) Interest Rate. (i) Advances accrue interest on the outstanding principal balance at a per annum rate equal to the Prime Rate; (ii) Equipment Advances accrue interest on the outstanding principal balance at a per annum rate equal to the Prime Rate; and (iii) the Term Loan accrues interest at a per annum rate equal to the Prime Rate. The interest rate increases or decreases when the Prime Rate changes. Interest is computed on a 360 day year for the actual number of days elapsed. Bank will not compute the interest in a manner that would cause Bank to contract for, charge or receive interest that would exceed the Maximum Lawful Rate or the Maximum Lawful Amount. After an Event of Default, Obligations accrue interest at the Default Interest Rate. The Default Interest Rate is, at the Bank's options, (I) the Maximum Lawful Rate, if the Maximum Lawful rate is established by applicable law, or (ii) the interest rate applicable immediately prior to the occurrence of the Event of Default plus 5 percentage points, if no Maximum Lawful Rate law has been established by applicable law; or (iii) 18% per annum; or (iv) such lesser rate of interest as Bank in its sole discretion may choose to charge; but in no event more than the Maximum Lawful Rate.

         (b) Spreading of Interest. Due to irregular periodic balances of principal, the variable nature of the interest rate, or prepayment, the total interest that will accrue under this Agreement cannot be determined in advance. Bank does not intend to contract for, charge or receive more than the Maximum Lawful Rate or Maximum Lawful Amount permitted by applicable state or federal law, and to prevent such an occurrence Bank and Borrower agree that all amounts of interest, whenever contracted for, charged or received by Bank, with respect to the Obligations, will be spread, prorated or allocated over the full period of time the Obligations are unpaid, including the period of any renewal or extension thereof. If the maturity of the Obligations is accelerated for any reason whether as a lawsuit of an Event of Default or otherwise prior to the full stated term, the total amount of interest contracted for, charged or received to the time of such demand shall be spread, prorated or allocated along with any interest thereafter accruing over the full period of time that the Obligations thereafter remain unpaid for the purpose of determining if such interest exceeds the Maximum Lawful Amount.

         (c) Excess Interest. At maturity (whether by acceleration or otherwise) or on earlier final payment of the Obligations, Bank will compute the total amount of interest that has been contracted for, charged or received by Bank or payable by Borrower hereunder and compare such amount to the Maximum Lawful Amount that could have been contracted for, charged or received by Bank. If such computation reflects that the total amount of interest that has been contracted for, charged or received by Bank or payable by Borrower exceeds the Maximum Lawful Amount, then Bank shall apply such excess to the reduction of the principal balance, such excess shall be refunded to Borrower. This provision concerning the crediting or refund of excess interest shall control and take precedence over all other agreements between Borrower and Bank so that under no circumstances shall the total interest contracted for, charged or received by Bank exceed the Maximum Lawful Amount.

         (d) Payments. Interest due on the Committed Revolving Line is payable on the last day of each month. Interest due on the Equipment Advances is payable on the 11th of each month. Bank may debit any of Borrower's deposit accounts including Account Number 3300050395 for principal and interest payments owing or any amounts Borrower owes Bank. Bank will promptly notify Borrower when it debits Borrower's accounts. These debits are not a set-off. Payments received after 12:00 noon Pacific time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest accrue.


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2.4      FEES.

         Borrower will pay:

         (a) Facility Fee. A fully earned, non-refundable Facility Fee of $15,000 for the Committed Revolving Line due on the Closing Date; and

         (b) Bank Expenses. All Bank Expenses (including reasonable attorneys' fees and reasonable expenses) incurred through and after the date of this Agreement, are payable when due.

3        CONDITIONS OF LOANS

3.1      CONDITIONS PRECEDENT TO INITIAL CREDIT EXTENSION.

         Bank's obligation to make the initial Credit Extension is subject to the condition precedent that it receive the agreements, documents and fees it requires.

3.2      CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS.

         Bank's obligations to make each Credit Extension, including the initial Credit Extension, is subject to the following:

         (a) timely receipt of any Payment/Advance Form; and

         (b) the representations and warranties in Section 5 must be materially true on the date of the Payment/Advance Form and on the effective date of each Credit Extension and no Event of Default may have occurred and be continuing, or result from the Credit Extension. Each Credit Extension is Borrower's representation and warranty on that date that the representations and warranties of Section 5 remain true.

4        CREATION OF SECURITY INTEREST

4.1      GRANT OF SECURITY INTEREST.

         Borrower grants Bank a continuing security interest in all presently existing and later acquired Collateral to secure all Obligations and performance of each of Borrower's duties under the Loan Documents. Except for Permitted Liens, any security interest will be a first priority security interest in the Collateral. Bank may place a "hold" on any deposit account pledged as Collateral. If this Agreement is terminated, Bank's lien and security interest in the Collateral will continue until Borrower fully satisfies its Obligations.

5        REPRESENTATIONS AND WARRANTIES

         Borrower represents and warrants as follows:

5.1      DUE ORGANIZATION AND AUTHORIZATION.

         Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified, except where the failure to do so could reasonably be expected to cause a Material Adverse Change.

         The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower's formation documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could cause reasonably be expected to cause a Material Adverse Change.


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5.2      COLLATERAL.

         Borrower has good title to the Collateral, free of Liens except Permitted Liens. The Accounts are bona fide, existing obligations, and the service or property has been performed or delivered to the account debtor or its agent for immediate shipment to and unconditional acceptance by the account debtor. Borrower has no notice of any actual or imminent Insolvency Proceeding of any account debtor whose accounts are an Eligible Account in any Borrowing Base Certificate. All Inventory is in all material respects of good and marketable quality, free from material defects.

5.3      LITIGATION.

         Except as shown in the Schedule, there are no actions or proceedings pending or, to the knowledge of Borrower's Responsible Officers and legal counsel, threatened by or against Borrower or any Subsidiary in which a likely adverse decision could reasonably be expected to cause a Material Adverse Change.

5.4      NO MATERIAL ADVERSE CHANGE IN FINANCIAL STATEMENTS.

         All consolidated financial statements for Borrower, and any Subsidiary, delivered to Bank fairly present in all material respects Borrower's consolidated financial condition and Borrower's consolidated results of operations. There has not been any material deterioration in Borrower's consolidated financial condition since the date of the most recent financial statements submitted to Bank.

5.5      SOLVENCY.

         The fair salable value of Borrower's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; the Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

5.6      REGULATORY COMPLIANCE.

         Borrower is not an "investment company" or a company "controlled" by an "investment company" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower's or any Subsidiary's properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted, except where the failure to do so could not reasonably be expected to cause a Material Adverse Change.

5.7      SUBSIDIARIES.

         Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.

5.8      FULL DISCLOSURE.

         No written representation, warranty or other statement of Borrower in any certificate or written statement given to Bank (taken together with all such written certificates and written statements to Bank) contains any untrue statement of a material fact or omits to state a material fact necessary to make the


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statements contained in the certificates or statements not misleading. It being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected and forecasted results.

6        AFFIRMATIVE COVENANTS

         Borrower will do all of the following:

6.1      GOVERNMENT COMPLIANCE.

         Borrower will maintain its and all Subsidiaries' legal existence and good standing in its jurisdiction of formation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to cause a material adverse effect on Borrower's business or operations. Borrower will comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could have a material adverse effect on Borrower's business or operations or would reasonably be expected to cause a Material Adverse Change.

6.2      FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.

         (a) Borrower will deliver to Bank: (i) as soon as available, but no later than 30 days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period, in a form and certified by a Responsible Officer acceptable to Bank; (ii) as soon as available, but no later than 120 days after the last day of Borrower's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Bank; (iii) within 5 days of filing, copies of all statements, reports and notices made available to Borrower's security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission; (iv) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of $100,000 or more; and (v) budgets, sales projections, operating plans or other financial information Bank reasonably requests.

         (b) Within 20 days after the last day of each month, Borrower will deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in the form of Exhibit C, with aged listings of accounts receivable and accounts payable and an inventory report detailing raw materials, work in progress and finished goods.

         (c) Within 30 days after the last day of each month, Borrower will deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in the form of Exhibit D.

         (d) At such times as an Event of Default has occurred and is continuing Bank has the right to audit Borrower's Collateral at Borrower's expense.

6.3      INVENTORY; RETURNS.

         Borrower will keep all Inventory in good and marketable condition, free from material defects. Returns and allowances between Borrower and its account debtors will follow Borrower's customary practices as they exist at execution of this Agreement. Borrower must promptly notify Bank of all returns, recoveries, disputes and claims, that involve more than $50,000.

6.4      TAXES.

         Borrower will make, and cause each Subsidiary to make, timely payment of all material federal, state, and local taxes or assessments and will deliver to Bank, on demand, appropriate certificates attesting to the payment.


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

6.5      INSURANCE.

         Borrower will keep its business and the Collateral insured for risks and in amounts, as Bank may reasonably request. Insurance policies will be in a form, with companies, and in amounts that are satisfactory to Bank in Bank's reasonable discretion. All property policies will have a lender's loss payable endorsement showing Bank as an additional loss payee and all liability policies will show the Bank as an additional insured and provide that the insurer must give Bank at least 20 days notice before canceling its policy. At Bank's request, Borrower will deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any policy will, at Bank's option, be payable to Bank on account of the Obligations.

6.6      PRIMARY ACCOUNTS.

         Borrower will maintain its primary depository and operating accounts with Bank.

6.7      FINANCIAL COVENANTS.

         Borrower will maintain as of the last day of each month:

                  (i) QUICK RATIO. A ratio of Quick Assets to Current Liabilities of at least 1.50 to 1.00.

                  (ii) DEBT/TANGIBLE NET WORTH RATIO. A ratio of Total Liabilities less Subordinated Debt to Tangible Net Worth plus Subordinated Debt of not more than 1.00 to 1.00.

                  (iii) LIQUIDITY COVERAGE/DEBT SERVICE. A ratio of cash plus 80% of Eligible Accounts, less any outstanding Advances, divided by the outstanding Equipment Advances and Term Loan of not less than 1.50 to 1.00. This covenant will be replaced by a Debt Service covenant at such time as Borrower achieves 2 consecutive quarters of profitability sufficient to achieve a 1.25 to
1.00 coverage. Debt Service is defined as EBITDA annualized on a trailing 3 month basis divided by the CMLTD plus interest.

                  (iv) PROFITABILITY. Borrower will have a minimum net profit of $1.00 for each quarter, except that Borrower may suffer a loss not to exceed $2,900,000 for the quarter ending October 31, 1999, $2,900,000 for the quarter ending January 31, 2000, $2,900,000 for the quarter ending April 30, 2000, $2,300,000 for the quarter ending July 31, 2000 and $1,500,000 for the quarter ending October 31, 2000.

6.8      FURTHER ASSURANCES.

         Borrower will execute any further instruments and take further action as Bank reasonably requests to perfect or continue Bank's security interest in the Collateral or to effect the purposes of this Agreement.

7        NEGATIVE COVENANTS

         Borrower will not do any of the following without Bank's prior written consent, which will not be unreasonably withheld:

7.1      DISPOSITIONS.

         Convey, sell, lease, transfer or otherwise dispose of (collectively "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than Transfers (i) of Inventory in the ordinary course of business; (ii) of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; or (iii) of worn-out or obsolete Equipment.


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

7.2      CHANGES IN BUSINESS, OWNERSHIP, MANAGEMENT OR BUSINESS LOCATIONS.

         Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower or reasonably related thereto or have a material change in its ownership or management (other than the sale of Borrower's equity securities in a public offering or to venture capital investors approved by Bank) of greater than 25%. Borrower will not, without at least 30 days prior written notice, relocate its chief executive office or add any new offices or business locations.

7.3      MERGERS OR ACQUISITIONS.

         Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, except where (i) no Event of Default has occurred and is continuing or would result from such action during the term of this Agreement and (ii) result in a decrease of more than 25% of Tangible Net Worth. A Subsidiary may merge or consolidate into another Subsidiary or into Borrower.

7.4      INDEBTEDNESS.

         Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5      ENCUMBRANCE.

         Create, incur, or allow any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted here, subject to Permitted Liens.

7.6      DISTRIBUTIONS; INVESTMENTS.

         Directly or indirectly acquire or own any Person, or make any Investment in any Person, other than Permitted Investments, or permit any of its Subsidiaries to do so. Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock.

7.7      TRANSACTIONS WITH AFFILIATES.

         Directly or indirectly enter or permit any material transaction with any Affiliate except transactions that are in the ordinary course of Borrower's business, on terms less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person.

7.8      SUBORDINATED DEBT.

         Make or permit any payment on any Subordinated Debt, except under the terms of the Subordinated Debt, or amend any provision in any document relating to the Subordinated Debt without Bank's prior written consent.

7.9      COMPLIANCE.

         Become an "investment company" or a company controlled by an "investment company," under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonable be expected to have a material adverse effect on Borrower's business or operations or would reasonably be expected to cause a Material Adverse Change, or permit any of its Subsidiaries to do so.

8        EVENTS OF DEFAULT

         Any one of the following is an Event of Default:

8.1      PAYMENT DEFAULT.

         If Borrower fails to pay any of the Obligations within 3 days after their due date. During the additional period the failure to cure the default is not an Event of Default (but no Credit Extension will be made during the cure period);

8.2      COVENANT DEFAULT.

         If Borrower does not perform any obligation in Section 6 or violates any covenant in Section 7 or does not perform or observe any other material term, condition or covenant in this Agreement, any Loan Documents, or in any agreement between Borrower and Bank and as to any default under a term, condition or covenant that can be cured, has not cured the default within 10 days after it occurs, or if the default cannot be cured within 10 days or cannot be cured after Borrower's attempts within 10 day period, and the default may be cured within a reasonable time, then Borrower has an additional period (of not more than 30 days) to attempt to cure the default. During the additional time, the failure to cure the default is not an Event of Default (but no Credit Extensions will be made during the cure period);

8.3      MATERIAL ADVERSE CHANGE.

         (i) If there occurs a material impairment in the perfection or priority of the Bank's security interest in the Collateral or in the value of such Collateral (other than normal depreciation) which is not covered by adequate insurance or (ii) if the Bank determines, based upon information available to it and in its reasonable judgment, that there is a reasonable likelihood that Borrower will fail to comply with one or more of the financial covenants in
Section 6 during the next succeeding financial reporting period.

8.4      ATTACHMENT.

         If any material portion of Borrower's assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in 10 days, or if Borrower is enjoined, restrained, or prevented by court order from conducting a material part of its business or if a judgment or other claim becomes a Lien on a material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed against any of Borrower's assets by any government agency and not paid within 10 days after Borrower receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Borrower (but no Credit Extensions will be made during the cure period);

8.5      INSOLVENCY.

         If Borrower becomes insolvent or if Borrower begins an Insolvency Proceeding or an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within 30 days (but no Credit Extensions will be made before any Insolvency Proceeding is dismissed);

8.6      OTHER AGREEMENTS.

         If there is a default in any agreement between Borrower and a third party that gives the third party the right to accelerate any Indebtedness exceeding $100,000 or that could cause a Material Adverse Change;

8.7      JUDGMENTS.

         If a money judgment(s) in the aggregate of at least $50,000 is rendered against Borrower and is unsatisfied and unstayed for 10 days (but no Credit Extensions will be made before the judgment is stayed or satisfied); or

8.8      MISREPRESENTATIONS.

         If Borrower or any Person acting for Borrower makes any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any writing delivered to Bank or to induce Bank to enter this Agreement or any Loan Document.

9        BANK'S RIGHTS AND REMEDIES

9.1      RIGHTS AND REMEDIES.

         When an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following:

         (a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank);

         (b) Stop advancing money or extending credit for Borrower's benefit under this Agreement or under any other agreement between Borrower and Bank;

         (c) Settle or adjust disputes and claims directly with account debtors for amounts, on terms and in any order that Bank considers advisable;

         (d) Make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrower will assemble the Collateral if Bank requires and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank's rights or remedies;

         (e) Apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;

         (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral; and

         (g) Dispose of the Collateral according to the Code.

9.2      POWER OF ATTORNEY.

         Effective only when an Event of Default occurs and continues, Borrower irrevocably appoints Bank as its lawful attorney to: (i) endorse Borrower's name on any checks or other forms of payment or security; (ii) sign Borrower's name on any invoice or bill of lading for any Account or drafts against account debtors, (iii) make, settle, and adjust all claims under Borrower's insurance policies; (iv) settle and adjust disputes and claims about the Accounts directly with account debtors, for amounts and on terms Bank determines reasonable; and
(v) transfer the Collateral into the name of Bank or a third party as the Code permits. Bank may exercise the power of attorney to sign Borrower's name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred. Bank's appointment as Borrower's attorney in fact, and all of Bank's rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank's obligation to provide Credit Extensions terminates.

9.3      ACCOUNTS COLLECTION.

         When an Event of Default occurs and continues, Bank may notify any Person owing Borrower money of Bank's security interest in the funds and verify the amount of the Account. Borrower must collect all payments in trust for Bank and, if requested by Bank, immediately deliver the payments to Bank in the form received from the account debtor, with proper endorsements for deposit.

9.4      BANK EXPENSES.

         If Borrower fails to pay any amount or furnish any required proof of payment to third persons, Bank may make all or part of the payment or obtain insurance policies required in Section 6.5, and take any action under the policies Bank deems prudent. Any amounts paid by Bank are Bank Expenses and immediately due and payable, bearing interest at the then applicable rate and secured by the Collateral. No payments by Bank are deemed an agreement to make similar payments in the future or Bank's waiver of any Event of Default.

9.5      BANK'S LIABILITY FOR COLLATERAL.

         If Bank complies with reasonable banking practices and Section 9-207 of the Code, it is not liable for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other person. Borrower bears all risk of loss, damage or destruction of the Collateral.

9.6      REMEDIES CUMULATIVE.

         Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank's exercise of one right or remedy is not an election, and Bank's waiver of any Event of Default is not a continuing waiver. Bank's delay is not a waiver, election, or acquiescence. No waiver is effective unless signed by Bank and then is only effective for the specific instance and purpose for which it was given.

9.7      DEMAND WAIVER.

         Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.

10       NOTICES

         All notices or demands by any party about this Agreement or any other related agreement must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile to the addresses set forth at the beginning of this Agreement. A party may change its notice address by giving the other party written notice.

11       CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER

         Texas law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Travis or Williamson County, Texas.

BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS

AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH COUNSEL.

12       GENERAL PROVISIONS

12.1     SUCCESSORS AND ASSIGNS.

         This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights under it without Bank's prior written consent which may be granted or withheld in Bank's discretion. Bank has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits under this Agreement.

12.2     INDEMNIFICATION.

         Borrower will indemnify, defend and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses incurred, or paid by Bank from, following, or consequential to transactions between Bank and Borrower (including reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

12.3     TIME OF ESSENCE.

         Time is of the essence for the performance of all obligations in this Agreement.

12.4     SEVERABILITY OF PROVISION.

         Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.5     AMENDMENTS IN WRITING, INTEGRATION.

         All amendments to this Agreement must be in writing and signed by Borrower and Bank. This Agreement represents the entire agreement about this subject matter, and supersedes prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement merge into this Agreement and the Loan Documents.

12.6     COUNTERPARTS.

         This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one Agreement.

12.7     SURVIVAL.

         All covenants, representations and warranties made in this Agreement continue in full force while any Obligations remain outstanding. The obligations of Borrower in Section 12.2 to indemnify Bank will survive until all statutes of limitations for actions that may be brought against Bank have run.

12.8     CONFIDENTIALITY.

         In handling any confidential information, Bank will exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made (i) to Bank's subsidiaries or affiliates in connection with their business with Borrower, (ii) to prospective transferees or purchasers of any interest in the loans, (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with Bank's examination or audit and (v) as Bank considers appropriate exercising remedies under this Agreement. Confidential information does not include information that either:
(a) is in the public domain or in Bank's possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (b) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

12.9     EFFECT OF AMENDMENT AND RESTATEMENT.

         This Agreement is intended to and does completely amend and restate, without novation, the Original Agreement. All credit extensions or loans outstanding under the Original Agreement are and shall continue to be outstanding under this Agreement. All security interests granted under the Original Agreement are hereby confirmed and ratified and shall continue to secure all Obligations under this Agreement.

12.10    ATTORNEYS' FEES, COSTS AND EXPENSES.

         In any action or proceeding between Borrower and Bank arising out of the Loan Documents, the prevailing party will be entitled to recover its reasonable attorneys' fees and other reasonable costs and expenses incurred, in addition to any other relief to which it may be entitled.

13       DEFINITIONS

13.1     DEFINITIONS.

         In this Agreement:

         "ACCOUNTS" are all existing and later arising accounts, contract rights, and other obligations owed Borrower in connection with its sale or lease of goods (including licensing software and other technology) or provision of services, all credit insurance, guaranties, other security and all merchandise returned or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

         "ADVANCE" or "ADVANCES" is a loan advance (or advances) under the Committed Revolving Line.

         "AFFILIATE" of a Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person's managers and members.

         "BANK EXPENSES" are all audit fees and expenses and reasonable costs and expenses (including reasonable attorneys' fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).

         "BORROWER'S BOOKS" are all Borrower's books and records including ledgers, records regarding Borrower's assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

         "BORROWING BASE" is (i) 80% of Eligible Accounts plus (ii) the 25% of the value of Borrower's Eligible Inventory (valued at the lower of cost or wholesale fair market value), capped at 25% of the Borrowing Base, each as determined by Bank from Borrower's most recent Borrowing Base Certificate.

         "BUSINESS DAY" is any day that is not a Saturday, Sunday or a day on which the Bank is closed.

         "CASH MANAGEMENT SERVICES" are defined in Section 2.1.3.

         "CLOSING DATE" is the date of this Agreement.

         "CODE" is the Texas Uniform Commercial Code.

         "COLLATERAL" is the property described on Exhibit A.

         "COMMITTED EQUIPMENT LINE" is a Credit Extension of up to $1,912,205.45.

         "COMMITTED REVOLVING LINE" is an Advance of up to $2,500,000.

         "CONTINGENT OBLIGATION" is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but "Contingent Obligation" does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

         "CREDIT EXTENSION" is each Advance, Equipment Advance, Letter of Credit, Term Loan, or any other extension of credit by Bank for Borrower's benefit.

         "CURRENT LIABILITIES" are the aggregate amount of Borrower's Total Liabilities which mature within one (1) year.

         "ELIGIBLE ACCOUNTS" are Accounts in the ordinary course of Borrower's business that meet all Borrower's representations and warranties in Section 5; but Bank may change eligibility standards by giving Borrower notice. Unless Bank agrees otherwise in writing, Eligible Accounts will not include:

         (a) Accounts that the account debtor has not paid within 90 days of invoice date;

         (b) Accounts for an account debtor, 50% or more of whose Accounts have not been paid within 90 days of invoice date;

         (c) Credit balances over 90 days from invoice date;

         (d) Accounts for an account debtor, including Affiliates, whose total obligations to Borrower exceed 25% of all Accounts, for the amounts that exceed that percentage, unless the Bank approves in writing, except for those certain Accounts from Compaq, IBM, ADIC, Hewlett Packard, Storage Tek and EMC, for which the percentage may be 100% ;

         (e) Accounts for which the account debtor does not have its principal place of business in the United States;

         (f) Accounts for which the account debtor is a federal, state or local government entity or any department, agency, or instrumentality;

         (g) Accounts for which Borrower owes the account debtor, but only up to the amount owed (sometimes called "contra" accounts, accounts payable, customer deposits or credit accounts);

         (h) Accounts for demonstration or promotional equipment, or in which goods are consigned, sales guaranteed, sale or return, sale on approval, bill and hold, or other terms if account debtor's payment may be conditional;

         (i) Accounts for which the account debtor is Borrower's Affiliate, officer, employee, or agent;

         (j) Accounts in which the account debtor disputes liability or makes any claim and Bank believes there may be a basis for dispute (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business;

         (k) Accounts for which Bank reasonably determines collection to be doubtful.

         "ELIGIBLE INVENTORY" is Borrower's Inventory located at its principal place of business (or any location permitted under Section 7.2) that complies with representations and warranties in Section 5.2, but may not include used, returned, obsolete, consigned, work in progress, demonstrative or custom inventory, supplies, packing or shipping materials, but may include raw materials.

         "EQUIPMENT" is all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

         "EQUIPMENT ADVANCE" is defined in Section 2.1.4.

         "EQUIPMENT AVAILABILITY END DATE" is defined in Section 2.1.4.

         "EQUIPMENT MATURITY DATE" is defined in Section 2.1.4.

         "ERISA" is the Employment Retirement Income Security Act of 1974, and its regulations.

         "GAAP" is generally accepted accounting principles.

         "INDEBTEDNESS" is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.

         "INSOLVENCY PROCEEDING" are proceedings by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

         "INVENTORY" is present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or later owned by or in the custody or possession, actual or constructive, of Borrower, including inventory temporarily out of its custody or possession or in transit and including returns on any accounts or other proceeds (including insurance proceeds) from the sale or disposition of any of the foregoing and any documents of title.

         "INVESTMENT" is any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

         "LETTER OF CREDIT" is defined in Section 2.1.2.

         "LIEN" is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

         "LOAN DOCUMENTS" are, collectively, this Agreement, any note, or notes or guaranties executed by Borrower or Guarantor, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated.

         "MATERIAL ADVERSE CHANGE" is defined in Section 8.3.

         "MAXIMUM LAWFUL RATE" is the maximum rate of interest and the term "Maximum Lawful Amount" means the maximum amount of interest that is permissible under applicable state of federal laws for the type of loan evidenced by the Loan Documents. If the Maximum Lawful Rate is increased by statute of other governmental action after the Closing Date, then the new Maximum Lawful Rate will be applicable to the payments from the date of the effective date of the rate change, unless otherwise prohibited by law.

         "OBLIGATIONS" are debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, including cash management services, letters of credit and foreign exchange contracts, if any and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank.

         "ORIGINAL AGREEMENT" has the meaning set forth in recital paragraph A.

         "PERMITTED INDEBTEDNESS" is:

         (a) Borrower's indebtedness to Bank under this Agreement or any other Loan Document;

         (b) Indebtedness existing on the Closing Date and shown on the Schedule;

         (c)  Subordinated Debt;

         (d) Indebtedness to trade creditors incurred in the ordinary course of business; and

         (e) Indebtedness secured by Permitted Liens.

         "PERMITTED INVESTMENTS" are:

         (a) Investments shown on the Schedule and existing on the Closing Date; and

         (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any State maturing within 1 year from its acquisition, (ii) commercial paper maturing no more than 1 year after its creation and having the highest rating from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) Bank's certificates of deposit issued maturing no more than 1 year after issue.

         "PERMITTED LIENS" are:

         (a) Liens existing on the Closing Date and shown on the Schedule or arising under this Agreement or other Loan Documents;

         (b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, if they have no priority over any of Bank's security interests;

         (c) Purchase money Liens (i) on Equipment acquired or held by Borrower or its Subsidiaries incurred for financing the acquisition of the Equipment, or
(ii) existing on equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the equipment;

         (d) Leases or subleases and licenses or sublicenses granted in the ordinary course of Borrower's business and any interest or title of a lessor, licensor or under any lease or license, if the leases, subleases, licenses and sublicenses permit granting Bank a security interest;

         (e) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase.

         "PERSON" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company association, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

         "PRIME RATE" is Bank's most recently announced "prime rate," even if it is not Bank's lowest rate.

         "QUICK ASSETS" is, on any date, the Borrower's consolidated, unrestricted cash, cash equivalents, net billed accounts receivable and investments with maturities of fewer than 12 months determined according to GAAP.

         "RESPONSIBLE OFFICER" is each of the Chief Executive Officer, the President, the Chief Financial Officer and the Controller of Borrower.

         "REVOLVING MATURITY DATE" is August 30, 2000.

         "SCHEDULE" is any attached schedule of exceptions.

         "SUBORDINATED DEBT" is debt incurred by Borrower subordinated to Borrower's debt to Bank (and identified as subordinated by Borrower and Bank).

         "SUBSIDIARY" is for any Person, or any other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Person or one or more Affiliates of the Person.

         "TANGIBLE NET WORTH" is, on any date, the consolidated total assets of Borrower and its Subsidiaries minus, (i) any amounts attributable to (a) goodwill, (b) intangible items such as unamortized debt discount and expense, Patents, trade and service marks and names, Copyrights and research and development expenses except prepaid expenses, and (c) reserves not already deducted from assets, and (ii) Total Liabilities.

         "TERM LOAN" a loan of $1,351,463.75.

         "TERM LOAN MATURITY DATE" is August 17, 2001.

         "TOTAL LIABILITIES" is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower's consolidated balance sheet, including all Indebtedness, and current portion Subordinated Debt allowed to be paid, but excluding all other Subordinated Debt.


BORROWER:

Crossroads Systems, Inc.


By: /s/
    ---------------------------------------

Title:
       ------------------------------------

BANK:

SILICON VALLEY BANK


By: /s/
    ---------------------------------------

Title:
       ------------------------------------

                                    EXHIBIT A


         The Collateral consists of all of Borrower's right, title and interest in and to the following:

         All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

         All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

         All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

         All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower;

         All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

         All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

         All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

                                    EXHIBIT B

                   LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

              DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., P.S.T.


TO: CENTRAL CLIENT SERVICE DIVISION                  DATE:
                                                           ---------------------

FAX#:  (408) 496-2426                                TIME:
                                                           ---------------------

--------------------------------------------------------------------------------

FROM: Crossroads Systems, Inc.
      --------------------------------------------------------------------------
                             CLIENT NAME (BORROWER)

REQUESTED BY:
              ------------------------------------------------------------------
                            AUTHORIZED SIGNER'S NAME

AUTHORIZED SIGNATURE:
                      ----------------------------------------------------------

PHONE NUMBER:
             -------------------------------------------------------------------

FROM ACCOUNT #                          TO ACCOUNT #
              ------------------------              ----------------------------

REQUESTED TRANSACTION TYPE                  REQUESTED DOLLAR AMOUNT

PRINCIPAL INCREASE (ADVANCE)                $
                                             -----------------------------------
PRINCIPAL PAYMENT (ONLY)                    $
                                             -----------------------------------
INTEREST PAYMENT (ONLY)                     $
                                             -----------------------------------
PRINCIPAL AND INTEREST (PAYMENT)            $
                                             -----------------------------------

OTHER INSTRUCTIONS:
                    ------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         All Borrower's representations and warranties in the Amended and Restated Loan and Security Agreement are true, correct and complete in all material respects on the date of the telephone request for and Advance confirmed by this Borrowing Certificate; but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of that date.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  BANK USE ONLY

TELEPHONE REQUEST:

The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.


---------------------------------------                 ------------------------
         Authorized Requester                                   Phone #

---------------------------------------                 ------------------------
          Received By (Bank)                                    Phone #


                          -----------------------------
                           Authorized Signature (Bank)

--------------------------------------------------------------------------------

                                    EXHIBIT C
                           BORROWING BASE CERTIFICATE

--------------------------------------------------------------------------------

Borrower: Crossroads Systems, Inc.                Bank: Silicon Valley Bank
                                                        3003 Tasman Drive
                                                        Santa Clara, CA 95054
Commitment Amount: $2,500,000

--------------------------------------------------------------------------------

ACCOUNTS RECEIVABLE
1.  Accounts Receivable Book Value as of ____                       $
                                                                     -----------
2.  Additions (please explain on reverse)                           $
                                                                     -----------
3.  TOTAL ACCOUNTS RECEIVABLE                                       $
                                                                     -----------

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.  Amounts over 90 days due                          $
                                                       -----------
5.  Balance of 50% over 90 day accounts               $
                                                       -----------
6.  Credit balances over 90 days                      $
                                                       -----------
7.  Concentration Limits*                             $
                                                       -----------
8.  Foreign Accounts                                  $
                                                       -----------
9.  Governmental Accounts                             $
                                                       -----------
10. Contra Accounts                                   $
                                                       -----------
11. Promotion or Demo Accounts                        $
                                                       -----------
12. Intercompany/Employee Accounts                    $
                                                       -----------
13. Other (please explain on reverse)                 $
                                                       -----------
14. TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                            $
                                                                     -----------
15. Eligible Accounts (#3 minus #14)                                $
                                                                     -----------
16. LOAN VALUE OF ACCOUNTS (80% of #15)                             $
                                                                     -----------
* 100% for Compaq, IBM, ADIC, Hewlett Packard, Storage Tek and EMC

INVENTORY
17. Inventory Value as of                             $
                                                       -----------

INVENTORY DEDUCTIONS
18. Obsolete Inventory                                $
                                                       -----------
19. Any Demo Inventory                                $
                                                       -----------
20. Inventory sold on consignment                     $
                                                       -----------
21. Inventory with offsetting claims                  $
                                                       -----------
22. Work in process                                   $
                                                       -----------
23. Other (please explain on reverse)                 $
                                                       -----------
24. TOTAL INVENTORY DEDUCTIONS                                      $
                                                                     -----------
25. Eligible Inventory (#17 minus #24)                              $
                                                                     -----------
26. LOAN VALUE OF INVENTORY (25% of #25
    Capped at 25% of Borrowing Base)                  $
                                                       -----------

BALANCES
27. Maximum Loan Amount (minus Cash Management
    Sublimit)                                         $
                                                       -----------
28. Total Funds Available [Lesser of #27 or
    (#16 plus #26)]                                                 $
                                                                     -----------
29. Present balance owing on Line of Credit           $
                                                       -----------
30. Outstanding under Sublimits (LC)                  $
                                                       -----------
31. RESERVE POSITION (#28 minus #29 and #30)                        $
                                                                     -----------

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Amended and Restated Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:

                                                   ----------------------
                                                       BANK USE ONLY

                                                   Rec'd By:
                                                            -------------
                                                             Auth Signor
                                                   ----------------------

Crossroads Systems, Inc.


By:
   ----------------------------------
       Authorized Signer

                                    EXHIBIT D
                             COMPLIANCE CERTIFICATE


TO:         SILICON VALLEY BANK
            3003 Tasman Drive
            Santa Clara, CA 95054

FROM:       CROSSROADS SYSTEMS, INC.


         The undersigned authorized officer of Crossroads Systems, Inc. ("Borrower") certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

  PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

     REPORTING COVENANT                    REQUIRED                                COMPLIES
     ------------------                    --------                                --------
     Monthly financial statements + CC     Monthly within 30 days                 Yes     No
     Annual (Audited)                      FYE within 120 days                    Yes     No
     10-Q, 10-K and 8-K                    Within 5 days after filing with SEC    Yes     No
     A/R & A/P Agings + Inventory Report   Monthly within 20 days                 Yes     No
     Borrowing Base Certificate            Monthly within 20 days                 Yes     No

     FINANCIAL COVENANT                    REQUIRED           ACTUAL               COMPLIES
     ------------------                    --------           ------               --------
     Maintain on a Monthly Basis:
       Minimum Quick Ratio                 1.50:1.00          _____:1.00          Yes     No
       Maximum Debt/Tangible Net Worth     1.00:1.00          _____:1.00          Yes     No
       Minimum Liquidity Coverage*                                                Yes     No

     Profitability:                        $1 Quarterly       $_________          Yes     No

                 Losses not to exceed:     $2,900,000 for the quarter ending      Yes     No
                                           October 31, 1999, $2,900,000 for
                                           the quarter ending January 31, 2000,
                                           $2,900,000 for the quarter ending
                                           April 30, 2000, $2,300,000 for the
                                           quarter ending July 31, 2000 and
                                           $1,500,000 for the quarter ending
                                           October 31, 2000

* Cash plus 80% of Eligible Accounts, less any outstanding Advances, divided by the outstanding Equipment Advances and Term Loan. This covenant will be replaced by a Debt Service covenant at such time as Borrower achieves 2 consecutive quarters of profitability sufficient to achieve a 1.25 to 1.00 coverage. Debt Service is defined as EBITDA annualized on a trailing 3 month basis divided by the CMLTD plus interest.

                                                --------------------------------
COMMENTS REGARDING EXCEPTIONS:  See Attached.            BANK USE ONLY

Sincerely,                                      Received by:
                                                            --------------------
                                                             AUTHORIZED SIGNER
Crossroads Systems, Inc.
                                                Date:
                                                     ---------------------------
----------------------------------------
SIGNATURE                                       Verified:
                                                            --------------------
----------------------------------------                     AUTHORIZED SIGNER
TITLE                                           Date:
                                                     ---------------------------
----------------------------------------
DATE                                            Compliance Status:   Yes     No
                                                --------------------------------

[LOGO]

                               SILICON VALLEY BANK


                       PRO FORMA INVOICE FOR LOAN CHARGES



BORROWER:        CROSSROADS SYSTEMS, INC.

LOAN OFFICER:    MIKE DRAEKEN

DATE:            AUGUST 17, 1999


                 REVOLVING LOAN FEE                           $15,000.00
                 DOCUMENTATION FEE                                750.00

                 TOTAL FEE DUE                                $15,750.00
                                                              ==========



PLEASE INDICATE THE METHOD OF PAYMENT:

         { }   A CHECK FOR THE TOTAL AMOUNT IS ATTACHED.

         { }   DEBIT DDA # __________________ FOR THE TOTAL AMOUNT.

         { }   LOAN PROCEEDS

BORROWER:

BY:
   --------------------------------------------
   (AUTHORIZED SIGNER)


-----------------------------------------------
SILICON VALLEY BANK                  (DATE)
ACCOUNT OFFICER'S SIGNATURE

                         CORPORATE BORROWING RESOLUTION

BORROWER: CROSSROADS SYSTEMS, INC.               BANK: SILICON VALLEY BANK
          9390 RESEARCH BLVD., SUITE II-300            9020 CAPITAL OF TEXAS HWY. NORTH
          AUSTIN, TX 78759                             ARBORETUM PLAZA ONE, STE. 350
                                                       AUSTIN, TX 78759

I, THE SECRETARY OR ASSISTANT SECRETARY OF CROSSROADS SYSTEMS, INC. ("BORROWER"), CERTIFY that Borrower is a corporation existing under the laws of the State of Texas.

I certify that at a meeting of Borrower's Directors (or by other authorized corporate action) duly held the following resolutions were adopted.

It is resolved that ANY ONE of the following officers of Borrower, whose name, title and signature is below:

         NAMES                     POSITIONS               ACTUAL SIGNATURES
         -----                     ---------               -----------------
-------------------------  ---------------------------  ------------------------

-------------------------  ---------------------------  ------------------------

-------------------------  ---------------------------  ------------------------

-------------------------  ---------------------------  ------------------------


may act for Borrower and:

         BORROW MONEY. Borrow money from Silicon Valley Bank ("Bank").

         EXECUTE LOAN DOCUMENTS. Execute any loan documents Bank requires.

         GRANT SECURITY. Grant Bank a security interest in any of Borrower's assets.

         NEGOTIATE ITEMS. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

         LETTERS OF CREDIT.  Apply for letters of credit from Bank.

         FOREIGN EXCHANGE CONTRACTS. Execute spot or forward foreign exchange contracts.

         ISSUE WARRANTS.  Issue warrants for Borrower's stock.

         FURTHER ACTS. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrowers right to a jury trial) they think necessary to effectuate these Resolutions.

Further resolved that all acts authorized by these Resolutions and performed before they were adopted are ratified. These Resolutions remain in effect and Bank may rely on them until Bank receives written notice of their revocation.

I certify that the persons listed above are Borrower's officers with the titles and signatures shown following their names and that these resolutions have not been modified are currently effective.

CERTIFIED TO AND ATTESTED BY:

X
   ----------------------------------------------
   *Secretary or Assistant Secretary

X
   ----------------------------------------------
*NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, this resolution should also be signed by a second Officer or Director of Borrower.

RECORDATION REQUESTED BY:

SILICON VALLEY BANK, A CALIFORNIA STATE CHARTERED BANK
9020 CAPITAL OF TEXAS HWY. NORTH
ARBORETUM PLAZA ONE, STE. 350
AUSTIN, TX  78759

                                                        )
WHEN RECORDED MAIL TO:                                  )
                                                        )
SILICON VALLEY BANK, A CALIFORNIA STATE CHARTERED BANK  )
9020 CAPITAL OF TEXAS HWY. NORTH                        )
ARBORETUM PLAZA ONE, STE. 350                           )
AUSTIN, TX  78759                                       )
                                                        )
                                                        )
                                                        )
                                                        )
                                                        )
                                                        )
                                                        )

                SPACE ABOVE THIS LINE IS FOR RECORDER'S USE ONLY

--------------------------------------------------------------------------------

                               LANDLORD'S CONSENT

THIS LANDLORD'S CONSENT IS ENTERED INTO AMONG CROSSROADS SYSTEMS, INC. ("BORROWER"), WHOSE ADDRESS IS 9390 RESEARCH BLVD., SUITE II-300, AUSTIN, TEXAS 78759; SILICON VALLEY BANK, WHOSE ADDRESS IS 3003 TASMAN DRIVE, SANTA CLARA, CA 95054 WITH A LOAN PRODUCTION OFFICE LOCATED AT 9020 CAPITAL OF TEXAS HWY. NORTH, ARBORETUM PLAZA ONE, STE. 350, AUSTIN, TX 78759; AND _________________________
("LANDLORD"), WHOSE ADDRESS IS ___________________________________. Borrower and
Lender have entered into, or are about to enter into, an agreement whereby Lender has acquired or will acquire a security interest or other interest in the Collateral. Some or all of the Collateral may be affixed or otherwise become located on the Premises. To induce Lender to extend the Loan to Borrower against such security interest in the Collateral and for other valuable consideration, Landlord hereby agrees with Lender and Borrower as follows.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     AGREEMENT. The word "Agreement" means this Landlord's Consent, as this Landlord's Consent may be amended or modified from time to time, together with all exhibits and schedules attached to this Landlord's Consent from time to time.

     BORROWER. The word "Borrower" means CROSSROADS SYSTEMS, INC..

     COLLATERAL. The word "Collateral" means certain of Borrower's personal property in which Lender has acquired or will acquire a security interest, including without limitation the following specific property:

         INVENTORY, CHATTEL PAPER, INVESTMENT PROPERTY, ACCOUNTS, CONTRACT RIGHTS, DEPOSIT ACCOUNTS, INSTRUMENTS, DOCUMENTS, EQUIPMENT, GENERAL INTANGIBLES AND FIXTURES

     LANDLORD. The word "Landlord" means ____________________________. The term "Landlord" is used for convenience purposes only. Landlord's interest in the Premises may be that of a fee owner, lessor, sublessor or lienholder, or that of any other holder of an interest in the Premises which may be, or may become, prior to the interest of Lender.

     LEASE. The word "Lease" means that certain lease of the Premises, dated __________________________, between Landlord and Borrower. The Lease was recorded as follows: Unrecorded.

     LENDER. The word "Lender" means Silicon Valley Bank, a California state chartered bank, its successors and assigns.

     LOAN. The word "Loan" means the loan, or any other financial accommodations, Lender has made or is making to Borrower.

     PREMISES. The word "Premises" means the real property located in __________________________, commonly known as _____________________, and legally described as:

         REFER TO EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF.

BORROWER'S ASSIGNMENT OF LEASE. Borrower hereby assigns to Lender all of Borrower's rights in the Lease, as partial security for the Loan. The parties intend that this assignment will be a present transfer to Lender of all of Borrower's rights under the Lease, subject to Borrower's rights to use the

Premises and enjoy the benefits of the Lease while not in default on the Loan or Lease. Upon full performance by Borrower under the Loan, this assignment shall be ended, without the necessity of any further action by any of the parties. This assignment includes all renewals of and amendments to the Lease or the Loan, until the Loan is paid in full. No amendments may be made to the Lease without Lender's prior written consent, which shall not be unreasonably withheld or delayed.

CONSENT OF LANDLORD. Landlord consents to the above assignment. If Borrower defaults under the Loan or the Lease, Lender may reassign the Lease, and Landlord agrees that Landlord's consent to any such reassignment will not be unreasonably withheld or delayed. So long as Lender has not entered the Premises for the purpose of operating a business, Lender will have no liability under the Lease, including without limitation liability for rent. Whether or not Lender enters into possession of the Premises for any purpose, Borrower will remain fully liable for all obligations of Borrower as lessee under the Lease. While Lender is in possession of the Premises, Lender will cause all payments due under the Lease and attributable to that period of time to be made to Landlord. If Lender later reassigns the Lease or vacates the Premises, Lender will have no further obligation to Landlord.

LEASE DEFAULTS. Both Borrower and Landlord agree and represent to Lender that, to the best of their knowledge, there is no breach or offset existing under the Lease or under any other agreement between Borrower and Landlord. Landlord agrees not to terminate the Lease, despite any default by Borrower, without giving Lender written notice of the default and an opportunity to cure the default within a period of sixty (60) days from the receipt of the notice. If the default is one that cannot reasonably be cured by Lender (such as insolvency, bankruptcy, or other judicial proceedings against Borrower), then Landlord will not terminate the Lease so long as Landlord receives all sums due under the Lease for the period during which Lender is in possession of the Premises, or so long as Lender reassigns the Lease to a new lessee reasonably satisfactory to Landlord.

DISCLAIMER OF INTEREST. Landlord hereby consents to Lender's security interest (or other interest) in the Collateral and disclaims all interests, liens and claims which Landlord now has or may hereafter acquire in the Collateral. Landlord agrees that any lien or claim it may now have or may hereafter have in the Collateral will be subject at all times to Lender's security interest (or other present or future interest) in the Collateral and will be subject to the rights granted by Landlord to Lender in this Agreement.

ENTRY ONTO PREMISES. Landlord and Borrower grant to Lender the right to enter upon the Premises for the purpose of removing the Collateral from the Premises or conducting sales of the Collateral on the Premises. The rights granted to Lender in this Agreement will continue until a reasonable time after Lender receives notice in writing from Landlord that Borrower no longer is in lawful possession of the Premises. If Lender enters onto the Premises and removes the Collateral, Lender agrees with Landlord not to remove any Collateral in such a way that the Premises are damaged, without either repairing any such damage or reimbursing Landlord for the cost of repair.

MISCELLANEOUS PROVISIONS. This Agreement shall extend to and bind the respective heirs, personal representatives, successors and assigns of the parties to this Agreement. The covenants of Borrower and Landlord respecting subordination of the claim or claims of Landlord in favor of Lender shall extend to, include, and be enforceable by any transferee or endorsee to whom Lender may transfer any claim or claims to which this Agreement shall apply. Lender need not accept this Agreement in writing or otherwise to make it effective. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas. If Landlord is other than an individual, any agent or other person executing this Agreement on behalf of Landlord represents and warrants to Lender that he or she has full power and authority to execute this Agreement on Landlord's behalf. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is in writing and signed by Lender. Without notice to Landlord and without affecting the validity of this Consent, Lender may do or not do anything it deems appropriate or necessary with respect to the Loan, any obligors on the Loan, or any Collateral for the Loan; including without limitation extending, renewing, rearranging, or accelerating any of the Loan indebtedness. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not constitute a waiver of or prejudice Lender's right otherwise to demand strict compliance with that provision or any other provision. Whenever consent by Lender is required in this Agreement, the granting of such consent by Lender in any one instance shall not constitute continuing consent to subsequent instances where such consent is required.

BORROWER AND LANDLORD ACKNOWLEDGE HAVING READ ALL THE PROVISIONS OF THIS LANDLORD'S CONSENT, AND BORROWER AND LANDLORD AGREE TO ITS TERMS. THIS AGREEMENT IS DATED AUGUST 17, 1999.

BORROWER:

CROSSROADS SYSTEMS, INC.


BY:
   -----------------------------------------

NAME:
     ---------------------------------------

TITLE:
      --------------------------------------

LANDLORD:




X
  ------------------------------------------
  LANDLORD'S SIGNATURE

                                           LENDER:

                                           SILICON VALLEY BANK, A CALIFORNIA
                                            STATE CHARTERED BANK

                                           BY:
                                              ----------------------------------

                                           NAME:
                                                --------------------------------

                                           TITLE:
                                                 -------------------------------

-----------------------------------------------------------------

                              LENDER ACKNOWLEDGMENT

STATE OF                                          )
        ----------------------------------------- ) Sections
COUNTY OF                                         )
         ---------------------------------------- )

This instrument was acknowledged before me on __________, 19______ by _____________________________________, ____________________________ of Silicon
Valley Bank, a California state chartered bank, on behalf of Silicon Valley Bank, a California state chartered bank.



                                                   Notary Public, State of Texas
--------------------------------------------------

                            CORPORATE ACKNOWLEDGMENT

STATE OF                                          )
        ----------------------------------------- ) Sections
COUNTY OF                                         )
         ---------------------------------------- )


This instrument was acknowledged before me on __________, 19______ by Name:__________________________________, Title:_____________________ of
Crossroads Systems, Inc., a Texas corporation, on behalf of said corporation
________________________________________________________________________________
of _____________________________________________ on behalf of said _____________
_____________________________________.



                                                   Notary Public, State of Texas
---------------------------------------------------

-----------------------------------------------------------------

                             LANDLORD ACKNOWLEDGMENT


STATE OF                                          )
        ----------------------------------------- ) Sections
COUNTY OF                                         )
         ---------------------------------------- )

This instrument was acknowledged before me on __________, 19______ by___________ __________________________, Landlord.



                                                   Notary Public, State of Texas
---------------------------------------------------